Sales Contract

This Sales contract (the "Contract") is enter into by and between Cheng Bang Interior Design Ltd.(成邦室內裝修有限公司) (the "Seller") and UAN Culture and Creative Co., Ltd (the "Purchaser"). Contact information is listed in par. 7 of this Contract.

WHEREAS, the Seller intends to sell the properties under the "Premises" (defined herein below) and the Purchaser agrees to purchase the property in accordance and under the terms and conditions set forth herein. NOW, THEREFORE, the parties hereby agree as follows:

I. The target detail

1. Name: Software and hardware in 8F., No.168, Nanhua 1st St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.) (appendix 1)
2. Payment term: deposit 50%, handed over 50%
3. Delivery way: after the deposit has received, the Seller will start transferring the paintings. After the paintings has been fully transfer the handed over will be paid within two days.
4. handover day: one month after the deposit has been paid.
5. Handed-over location: 8F., No.168, Nanhua 1st St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.)
6. Total cost: USD 250,000 (Tax included)

II. Obligations and rights

1. Obligations

   The Seller has the obligation of transfer all the trading items as the Contract standard. The Purchaser also has the obligation of not to change any part in the Contract unless the agreement is provided.

2. Rights

   During/after the transfer, if there is any damage caused by Seller the Purchaser has the right to ask for indemnification.

III. Violates denounced

Both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan.

IV. Notification disclosure

Both fiduciary and consignor needed to be aware that all the contact information is listed in par. 16. If there are any changes, the paper notice will be needed. However if the notify mail has been return cause by the error contact information, then it shall be presume as received.

V. Governing Law and Litigation

This Contract shall be governed by the laws of ROC. and both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan for the fist instance.

VI. Agreement preservation

This agreement will be written into two copies. Both parties will have one copy as prove.

VII. Seller and Purchaser's detail

Seller name: Cheng Bang Interior Design Ltd.(成邦室內裝修有限公司)

Contact No: +886-2-8672-5009

Contact add.: 6th., No. 656-4, Yongfu Rd. 2 Chongle City, Taoyoun County 320, Taiwan (ROC)

Register No. 28941518

Purchaser name: UAN Culture and Creative Co., Ltd

Contact No: +1-586-530-5605

Contact add.: Suite 200 2095 E. Big Beaver Road Troy, Michigan 48083 USA

Tax No. 20-3303304

Seller	Purchaser
Chang, Chih-Cheng	Parsh Patel
Owner	Chief executive officer
Cheng Bang Interior Design Ltd. 成邦室內裝修有限公司	UAN Culture and Creative Co., Ltd

Witness Attorney

Lin Yung Hsiang

Lin Yung Hsiang
Attorney at Law
Tongde Attorneys At Law
Address: 4F.-7, No.1071, Zhongzheng Rd., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)
Contact No: +886-3-317-9458

Date 20th / Aug / 2010

項次 Item No.	品名 Item	Name	照片 Picture	規格	Specifications	數量 Quantity	美金USD	總額Total
1	15米一體型紅外線彩色攝影機	15 M color camera-IR		監視器	Monitor	1	96.77	96.77
2	VIP區L型沙發(三人沙發)	VIP District L-sofa (sofa)		250W*90D*32H	250W*90D*32H	3	483.87	1,451.61
3	VIP區L型沙發(貴妃椅)	VIP District L-sofa (chaise longue)		180W*100D*32H	180W*100D*32H	3	993.55	2,980.65
4	三人紅皮沙發	Triple red leather sofas		半牛皮(5914)	Half leather (5914)	2	793.55	1,587.10
5	三抽屜櫃	3 drawers		90W*45D*106H(AD-3)	90W*45D*106H(AD-3)	2	148.39	296.77
6	分區選擇器	Partition selector		POKKA PSW-701	POKKA PSW-701	1	387.10	387.10
7	文書用電腦	Instruments with a computer		RAM2G內建顯示卡	RAM2G Built-in display adapter	4	741.94	2,967.74
8	主管室布沙發(三人)	The competent Chamber cloth sofa (trio)		布(CS-832(1101))	Cloth (CS-832 (1101))	1	838.71	838.71
9	主管室布沙發(單人)	The competent Chamber cloth sofa (single)		布(CS-832(1101))	Cloth (CS-832 (1101))	1	419.35	419.35
10	主管室茶几(大)	Supervisor room coffee table (big)		淺木皮色(D-902)	Simple Flake color (D-902)	1	225.81	225.81

11	主管室茶几(小)	Supervisor room coffee table (small)		淺木皮色(D-902)	Simple Flake color (D-902)	1	96.77	96.77
12	包銅三角茶几	Copper triangle coffee table		130W*60D*45H	130W*60D*45H	1	387.10	387.10
13	包銅小茶几	Copper-small coffee table		60W*60D*55H(D-8109-2)	60W*60D*55H(D-8109-2)	1	258.06	258.06
14	平台鋼琴	Platform for piano		3號琴	3 , Qin	1	20,967.74	20,967.74
15	冰桶	Ice bucket		YEMAN(藍色)	YEMAN (blue)	1	58.06	58.06
16	吸塵器	Vacuum cleaner		600W吸力加強	600W Suction strengthen	1	122.58	122.58
17	投影機	Projector		EPSON EH-TW3500(劇院級)	EPSON EH-TW3500 (theatre-level)	1	4,677.42	4,677.42
18	投影機布幕	Projector screen		JK-HD3119吋	JK-HD3119 Inch	1	48.39	48.39
19	事務機	Business machines		EPSON 210	EPSON 210	1	67.74	67.74
20	咖啡機	Coffee machine		0	0	1	774.20	774.20
22	臥式冰箱	Horizontal freezer		極凍王	Extreme Frost King	1	1,477.42	1,477.42

8F 財產

23	製冰機	Ice machine				1	1,548.39	1,548.39
24	長方型會議桌	Rectangular table		180W*90D*74H(SRT)	180W*90D*74H(SRT)	1	354.84	354.84
25	保全主機	Preservation of the host		中興保全主機	ZTE's preservation of the host	1	1,838.71	1,838.71
27	活動櫃	Activities of the Cabinet		銀色	Silver	13	93.55	1,216.13
28	玻璃圓桌(大)	Glass round (big)		0	0	1	167.74	167.74
29	玻璃圓桌(小)	Glass round (small)				2	135.48	270.97
30	玻璃櫃	Glass Cabinet		90W*45D*106H(AK-3U)	90W*45D*106H(AK-3U)	2	86.45	172.90
31	訂製大茶几	Customized large coffee table		70W*70D*32H	70W*70D*32H	6	242.58	1,455.48
32	高級辦公椅	Advanced Office Chair		黑皮(CG-01STG)	Black (CG-01STG)	3	116.13	348.39
33	高級辦公椅	Advanced Office Chair		黑皮(CG-02STG)	Black (CG-02STG)	6	16.77	100.65
35	訂製沙發(三人)	custom sofas (trio)		半牛皮	Half leather	1	806.45	806.45

8F 財產

36	訂製沙發(單人)	custom sofas (single)		半牛皮	Half leather	2	451.61	903.23
37	訂製腳椅	customized chairs		半牛皮	Half leather	1	112.90	112.90
38	單人小沙發	Single small sofa		咖啡布(CSV-RX-01(4183-06))	Coffee cloth (CSV-RX-01 (4183-06))	8	258.06	2,064.52
39	單人紅皮沙發	Single red leather sofas		半牛皮(5914)	Half leather (5914)	2	387.10	774.19
40	開門櫃	Door Cabinet		90W*45D*38H(AO-1U)	90W*45D*38H(AO-1U)	2	58.06	116.13
41	飲水機	Water dispenser		東方電	Dongfang electric	1	96.77	96.77
42	黑皮格板	Black space plank		宜佳	Yijia	2	9.68	19.35
43	電子按鍵式倉庫	E-touch-tone warehouse		61W50D100H(FB-4CS)	61W50D100H(FB-4CS)	1	806.45	806.45
45	電視	TV		HD-47U33	HD-47U33	3	903.23	2,709.68
46	電視盒	TV box				1	16.13	16.13
47	電腦螢幕	Computer screen		奇美19吋寬螢幕	Chimei 19 inch wide screen	7	1,290.32	9,032.26

54	網狀扶手辦公椅	Mesh armrest Chair		黑色布質	Black cloth	10	54.84	548.39
55	播放用電腦	Play with computers		RAM2G1G顯示卡	RAM2G1G Display adapter	1	806.45	806.45
59	擴大機	Expansion of the machine		TOA GA-1724	TOA GA-1724	1	322.58	322.58
62	繪圖用電腦	Drawing on a computer		RAM4G內建顯示卡	RAM4G Built-in display adapter	1	903.23	903.23
64	顯示型話機	Displays the type of phone		DSC30型	DSC30 -	15	635.48	5,741.94
65	裝潢(含材料)	Decoration materials containing ( )	 			1	168,670.19	168,670.19
66	風水台	Feng Shui desk				1	241.94	241.94
67	高腳椅	High chairs				8	96.77	774.19
68	喇叭	Horn				5	112.90	564.52
69	傳真機	Fax				1	258.06	258.06
70	董事長桌	Chairman table				1	1,741.9[illegible]	1,741.94

<u>8F 財產</u>

71	三人工作站	workstations				3	1,435.74	4,307.23